Intangibles, Net	12 Months Ended
Dec. 31, 2015
Intangibles, Net [Abstract]
Intangibles, Net

Note 6—Intangibles, Net

Intangibles, net consisted of the following:

	December 31, 2015	December 31, 2014
Patents	$80,000	$80,000
Less accumulated amortization	(53,000)	(46,000)
Net	$27,000	$34,000

This intangible asset is amortized over its remaining life. Amortization expense related to this intangible asset was $7,000 and $7,000 for the years ended December 31, 2015 and 2014, respectively.

Amortization expense on intangible assets for the year ended December 31, 2016 and for each of the three succeeding years is $7,000 per year.

We continue to invest in our intellectually property portfolio and are actively filing for patent protection for our technology in both the United States and abroad. The costs, including legal, associated with compiling and filing patent applications are expensed in selling, general and administrative expenses as incurred.